EXHIBIT 10.10(a)

FORM OF RESIGNATION AND APPOINTMENT OF NEW ESCROW AGENT

Reference is made to the Escrow Agreement dated August 31, 2002 (the “Escrow Agreement”), among Morgan Stanley Charter Graham L.P., Morgan Stanley Charter WCM L.P. (formerly known as Morgan Stanley Charter Millburn L.P.), and Morgan Stanley Charter Aspect L.P. (formerly known as Morgan Stanley Charter MSFCM L.P) (the “Partnerships”), Morgan Stanley & Co. Incorporated (formerly Morgan Stanley DW Inc.) (the “Depositor” together with the Partnerships herein sometimes collectively referred to as the “Parties”), and JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank), as Escrow Agent (the “Resigning Escrow Agent”).

Pursuant to Section 4(j) of the Escrow Agreement, the Resigning Escrow Agent hereby notifies the Parties of its resignation as Escrow Agent, effective as of the close of business on the date hereof (the “Effective Time”).

The Parties hereby accept the resignation of JPM as Escrow Agent and waive the 20 day notice thereof otherwise required by said Section 4(j), hereby appoint The Bank of New York (the “Successor Escrow Agent”), 101 Barclay Street, New York, New York 10286 as successor Escrow Agent under the Escrow Agreement, effective as of the Effective Time and hereby vest in the Successor Escrow Agent, effective as of the Effective Time, all the rights, powers, duties and obligations of the Resigning Escrow Agent under the Escrow Agreement with like effect as if originally named as Escrow Agent in the Escrow Agreement.

The Successor Escrow Agent hereby accepts, effective as of the Effective Time, its appointment as successor Escrow Agent under the Escrow Agreement and the rights, powers, duties and obligations of the Resigning Escrow Agent as Escrow Agent under the Escrow Agreement, upon the terms and conditions set forth therein, with like effect as if originally named as Escrow Agent in the Escrow Agreement. For purposes of Section 4(g) of the Escrow Agreement, the address of the Successor Escrow Agent shall be 101 Barclay Street, ___ Floor, New York, New York 10286, Attention: _______.

The Resigning Escrow Agent, as of the Effective Time, hereby assigns, transfers, delivers and confirms to the Successor Escrow Agent all right, title and interest of the Resigning Escrow Agent under the Escrow Agreement, will have delivered to the Successor Escrow Agent all property then held by it under the Escrow Agreement and hereby agrees to execute and deliver such further instruments and to do such other things as the Successor Escrow Agent may reasonably require so as to more fully and certainly vest and confirm in the Successor Escrow Agent all the rights and powers hereby assigned, transferred, delivered and confirmed to the Successor Escrow Agent as Escrow Agent under the Escrow Agreement.

The Resigning Escrow Agent hereby acknowledges payment or provision for payment of all amounts owing to it under Section 4(i) of the Escrow Agreement and relinquishes any lien that it may have upon the property and funds held by it under the

EXHIBIT 10.10(a)

Escrow Agreement and the Depositor hereby acknowledges that its obligation to indemnify the Resigning Escrow Agent under Section 4(h) of the Escrow Agreement shall survive the resignation of the Resigning Escrow Agent hereunder.

Dated:	, 2007

MORGAN STANLEY CHARTER GRAHAM L.P.

By: Demeter Management Corporation

By: __________________________
Name: ________________________
Title: _________________________

MORGAN STANLEY CHARTER WCM L.P.

By: Demeter Management Corporation

By: __________________________
Name: ________________________
Title: _________________________

MORGAN STANLEY CHARTER ASPECT L.P.

By: Demeter Management Corporation

By: __________________________
Name: ________________________
Title: _________________________

MORGAN STANLEY & CO. INCORPORATED

By: _________________________
Name: _______________________
Title: ________________________

JPMORGAN CHASE BANK, N.A.,
as Resigning Escrow Agent

By: __________________________
Name: _______________________
Title: ________________________

THE BANK OF NEW YORK,
as Successor Escrow Agent

By: __________________________
Name: _______________________
Title: ________________________